QuickLinks -- Click here to rapidly navigate through this document

Laura Graves, (408) 944-1817, investor_relations@dmcwave.com

FOR IMMEDIATE RELEASE

STRATEX NETWORKS ANNOUNCES
CONFERENCE CALL REGARDING OFFER TO ACQUIRE
WESTERN MULTIPLEX CORPORATION

SAN JOSE, California, February 28, 2002—DMC Stratex Networks, Inc. (NASDAQ: STXN), one of the world's foremost solutions providers for mobile applications and broadband wireless access, today announced it will hold a conference call to discuss the strategic and financial implications of its offer to acquire Western Multiplex Corporation (NASDAQ: WMUX). The conference call will be held at 9 a.m. Eastern Time (6 a.m. Pacific Time) on Friday, March 1, 2002. The call will be hosted by Chuck Kissner, Chairman & CEO and Carl Thomsen, Senior Vice President & Chief Financial Officer.

        Investors are invited to listen to the call live via the Internet by accessing http://www.dmcstratexnetworks.com/investor, clicking on the webcast link and following the registration instructions. Investors can also join the company's teleconference by calling (800) 811-7286 domestic or (913) 981-4902 international and referencing confirmation number 661466. The telephone replay will be available for 72 hours after the teleconference by dialing (888) 203-1112 domestic or (719) 457-0820 international and using the access code 661466.

        With worldwide headquarters in San Jose, Calif., DMC Stratex Networks, Inc., is one of the world's foremost wireless solutions providers for mobile applications and broadband access—enabling the development of complex communications networks worldwide. Since it was founded in 1984, the Company has achieved international recognition for quality, innovation, and technical superiority in delivering data, voice, and video communication systems, including comprehensive service and support. Stratex Networks, with its broad product offering and worldwide sales and support organization, is strategically positioned to serve its customers' needs in wireless high-capacity transmission technology. Additional information can be found at www.dmcstratexnetworks.com.

Page 2-2-2

STRATEX NETWORKS ANNOUNCES CONFERENCE CALL REGARDING OFFER TO
ACQUIRE WESTERN MULTIPLEX CORPORATION

After the acceptance, if any, of DMC Stratex Networks, Inc.'s proposal by Western Multiplex Corporation's board of directors, DMC Stratex Networks will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus that will be mailed to Stratex Networks and Western Multiplex stockholders. The registration statement and the proxy statement/prospectus will contain important information about Stratex Networks, Western Multiplex, the merger, and related matters. Investors and security holders are urged to read the registration statement and the proxy statement/prospectus when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of these documents through the web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov. In addition to the registration statement and the proxy statement/prospectus, Stratex Networks and Western Multiplex file annual, quarterly, and special reports, proxy statements, and other information with the Securities and Exchange Commission. You may read and copy any reports, statements, and other information filed by Stratex Networks and Western Multiplex at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, New York, and Chicago, Illinois. Please call the Commission at 800/SEC-0330 for further information on public reference rooms. Stratex Networks' and Western Multiplex's filings with the Commission are also available to the public from commercial document-retrieval services and the web site maintained by the Commission at http://www.sec.gov. The registration statement and proxy statement/prospectus and these other documents may also be obtained for free from the parties.

###

QuickLinks

STRATEX NETWORKS ANNOUNCES CONFERENCE CALL REGARDING OFFER TO ACQUIRE WESTERN MULTIPLEX CORPORATION